UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 26, 2018

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-38681	Northwest Natural Holding Company an Oregon corporation 220 N.W. Second Avenue Portland, Oregon 97209 Telephone (503) 226-4211 82-4710680

1-15973	Northwest Natural Gas Company an Oregon corporation 220 N.W. Second Avenue Portland, Oregon 97209 Telephone (503) 226-4211 93-0256722

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 29, 2018, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings) announced that the Public Utility Commission of Oregon (OPUC) issued an order in NW Natural’s general rate case.

A copy of the press release announcing this order is attached as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings and NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

In December 2017, Northwest Natural Gas Company (NW Natural), a wholly-owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed an Oregon general rate case requesting a $40.4 million or 6% revenue requirement increase, after an adjustment for the conservation tariff deferral, to continue operating and maintaining NW Natural’s distribution system and providing safe, reliable service to its customers. In March 2018, NW Natural made supplemental filings in the rate case to incorporate the effect of the Tax Cuts and Jobs Act (TCJA) on future rates. As a result, NW Natural’s requested annual revenue requirement increase was $25.7 million, or approximately a 4% increase, after an adjustment for its conservation tariff deferral. Also in March 2018, NW Natural made a supplemental filing to incorporate into the rate case the open proceeding regarding NW Natural’s interstate storage and asset management arrangements to address matters raised in the cost study completed by a third party.

In August 2018, NW Natural, the Public Utility Commission of Oregon (OPUC) Staff, Oregon Citizen’s Utility Board (CUB), and the Alliance of Western Energy Customers (AWEC), which comprise all of the parties to the rate case, filed with the OPUC a joint stipulation addressing all but three issues in the rate case (First Settlement). On September 7, 2018, NW Natural, OPUC Staff and CUB, filed with the OPUC a joint stipulation addressing two of these three remaining issues (Second Settlement and collectively with the First Settlement, the Settlements). AWEC declined to join the Second Settlement and contested it. The issue not addressed in the Settlements and that the parties to the rate case continued to litigate related to sharing of revenues produced by management of certain NW Natural assets and interstate storage operations.

On October 26, 2018, the OPUC issued an order in the NW Natural rate case (Order) adopting the First Settlement, adopting in part and rejecting in part the Second Settlement, and deciding the remaining issue related to asset management sharing. The Order provides for a total revenue requirement increase of $23.4 million, or 3.72%, over revenue from existing rates, which include approximately $12.1 million that would otherwise be recovered under the conservation tariff deferral. The revenue requirement is based on the following:

•	capital structure of 50% debt and 50% equity;

•	return on equity of 9.4%;

•	cost of capital of 7.317%; and

•	rate base of $1.186 billion, or an increase of $300 million since the last rate case in 2012.

The Order adopted two components of the Second Settlement and rejected the remainder. First, the Order freezes NW Natural’s pension balancing account as of October 31, 2018. Second, beginning on November 1, 2018, NW Natural is authorized to increase the amount of FAS 87 pension expense included in base rates by $8.1 million.

The Order directs NW Natural and the other parties to the rate case to engage in further regulatory proceedings to resolve open issues with respect to the recovery of the pension balancing account, and treatment of the 10-month deferral period benefits associated with the TCJA by no later than February 1, 2019. NW Natural expects these proceedings to also determine the appropriateness of NW Natural’s remeasurement of the regulated utility historical excess deferred income taxes pursuant to TCJA and the return of these excess historical deferred income taxes to customers directly or by using them for the customers’ benefit.

Finally, the Order directs NW Natural to share 90% of benefits from the customer-owned portion of its Mist storage facility and other asset management activities with customers, with optimization manager fees shared proportionally. Previously 67% of these asset management amounts were shared with customers.

Forward-Looking Statements

This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, expenses, future events, investments, customer growth, financial results, financial position, revenue requirement, return on equity, rate base, recovery of pension expense and pension balancing account, treatment of historical TCJA amounts, asset management sharing, targeted capital structure, revenues and earnings, performance, timing or effects of future regulatory proceedings or future regulatory approvals, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in Northwest Natural Gas Company’s most recent Annual Report on Form 10-K, as updated by subsequent filed reports, and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in such company’s quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings and NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See exhibit index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued on October 29, 2018 by Northwest Natural Gas Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

Northwest Natural Holding Company

Date: October 29, 2018	By:	/s/ MardiLyn Saathoff
Name: MardiLyn Saathoff Title: Senior Vice President and General Counsel

Northwest Natural Gas Company

Date: October 29, 2018	By:	/s/ MardiLyn Saathoff
Name: MardiLyn Saathoff Title: Senior Vice President, Regulation, and General Counsel